Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Contingent Liabilities and Commitments
29. CONTINGENT LIABILITIES AND COMMITMENTS

	Group
	2019 £m	2018 £m
Guarantees given to third parties	1,198	1,610
Formal standby facilities, credit lines and other commitments with original term to maturity of:
- One year or less	18,248	8,550
- Later than one year	22,149	31,561

	41,595	41,721

For segmental and credit risk staging analysis relating to
off-balance
sheet exposures, see the credit quality table in the ‘Santander UK group level – credit risk review’ section.
At 31 December 2019, the Santander UK group had credit impairment loss provisions relating to guarantees given to third parties and undrawn loan commitments. See Note 27 for further details. For segmental and credit risk staging analysis relating to off-balance
sheet exposures, see the credit quality table in the ‘Santander UK group level – credit risk review’ section.
Where the items set out below can be reliably estimated, they are disclosed in the table above.
Capital support arrangements
From 1 January 2019, following the implementation of ring-fencing, Santander UK plc, Cater Allen Limited and certain other non-regulated
subsidiaries within the ring-fenced bank entered into a capital support deed dated 13 November 2018 (the RFB
Sub-Group
Capital Support Deed). The parties to the RFB
Sub-Group
Capital Support Deed are permitted by the PRA to form a core UK group as defined in the PRA Rulebook, a permission which will expire on 31 December 2021. Exposures of each of the regulated entities to other members of the core UK group are exempt from large exposure limits that would otherwise apply. The purpose of the RFB Sub-Group Capital Support Deed is to facilitate the prompt transfer of available capital resources from, or repayment of liabilities by, the non-regulated
parties to any of the regulated parties in the event that one of the regulated parties breaches or is at risk of breaching its capital resources requirements or risk concentrations requirements.
Prior to 1 January 2019, Santander UK plc, SFS and Cater Allen Limited, which are the
PRA-regulated
entities within the Santander UK Group Holdings plc group, were party to a capital support deed dated 23 December 2015 (the Capital Support Deed 2015) with Santander UK Group Holdings plc and certain other non-regulated
subsidiaries of Santander UK plc. The core UK group permission as supported by the Capital Support Deed 2015 expired on 31 December 2018.
Other than the change of the entities in scope, the purpose of the RFB
Sub-Group
Capital Support Deed is the same as the previous Capital Support Deed 2015.
Liquidity support arrangements
From 1 January 2019, following the implementation of ring-fencing, we monitor and manage liquidity risk for the Santander UK plc group and SFS separately. Under this model, and the PRA’s liquidity rules, Santander UK plc and its subsidiary Cater Allen Limited form the RFB Domestic Liquidity
Sub-group
(the RFB DoLSub), which allows the entities to collectively meet regulatory requirements for the purpose of managing liquidity risk. Each member of the RFB DoLSub will support the other by transferring surplus liquidity in times of stress.
Prior to 1 January 2019, Santander UK plc, SFS and Cater Allen Limited formed the Domestic Liquidity
Sub-group
(the DoLSub), which allowed those entities to collectively meet regulatory liquidity requirements. The RFB DoLSub permission granted with effect from 1 January 2019 withdrew SFS from the previous DoLSub.
Guarantees given to third parties
Guarantees given to third parties consist primarily of letters of credit, bonds and guarantees granted as part of normal product facilities which are offered to customers.

Formal standby facilities, credit lines and other commitments
Standby facilities, credit lines and other commitments are also granted as part of normal product facilities which are offered to customers. Retail facilities comprise undrawn facilities granted on flexible mortgages, bank overdrafts and credit cards. On flexible mortgages, the credit limit is set at the point of granting the loan through property value and affordability assessments. Ongoing assessments are made to ensure that credit limits remain appropriate considering any change in the security value or the customer’s financial circumstances. For unsecured overdraft facilities and credit cards, the facilities are granted based on new business risk assessment and are reviewed more frequently based on internal, as well as external data. The delinquency status of the account would result in the withdrawal of the facility. Corporate facilities can comprise standby and revolving facilities which are subject to ongoing compliance with covenants and may require the provision of agreed security. Failure to comply with these terms can result in the withdrawal of the unutilised facility headroom.
FSCS
As described in Note 27, the Santander UK group participates in the UK’s national resolution scheme, the FSCS, and is thus subject to levies to fund the FSCS. If the FSCS significantly increase the levies to be paid by firms, the associated costs to the Santander UK group would rise.
Loan representations and warranties
In connection with the securitisations and covered bond transactions described in Note 14, the Santander UK group entities selling the relevant loans into the applicable securitisation or covered bond portfolios make representations and warranties with respect to such loans, in each case as of the date of the sale of the loans into the applicable portfolio. These representations and warranties cover, among other things, the ownership of the loan by the relevant Santander UK group entity, absence of a material breach or default by the relevant borrower under the loan, the loan’s compliance with applicable laws and absence of material disputes with respect to the relevant borrower, asset and loan. The specific representations and warranties made by Santander UK group companies which act as sellers of loans in these securitisations and covered bond transactions depend in each case on the nature of the transaction and the requirements of the transaction structure. In addition, market conditions and credit rating agency requirements may affect the representations and warranties required of the relevant Santander UK group companies in these transactions.
In the event that there is a material breach of the representations and warranties given by Santander UK plc as seller of loans under the residential mortgage-backed securitisations or the covered bond programmes included in Note 14, or if such representations and warranties prove to be materially untrue as at the date when they were given (being the sale date of the relevant mortgage loans), Santander UK plc may be required to repurchase the affected mortgage loans (generally at their outstanding principal balance plus accrued interest). These securitisations and covered bond programmes are collateralised by prime residential mortgage loans. Santander UK plc is principally a retail prime lender and has no appetite or product offering for any type of sub-prime
business. In addition, Santander UK plc’s credit policy explicitly prohibits such lending.
Similarly, under the auto loan securitisations in Note 14, in the event that there is a breach or inaccuracy in respect of a representation or warranty relating to the loans, the relevant Santander UK group entity who sold the auto loans into the securitisation portfolio will be required to repurchase such loans from the structure (also at their outstanding principal balance plus accrued interest). In addition to breaches of representation and warranties, under the auto loan securitisations, the seller may also have a repurchase obligation if certain portfolio limits are breached (which include, amongst other things, limits as to the size of a loan given to an individual customer, LTV ratio, average term to maturity and average seasoning).
In the case of a repurchase of a loan from the relevant securitisation or covered bond programmes, the Santander UK group may bear any subsequent credit loss on such loan. The Santander UK group manages and monitors its securitisation and covered bond activities closely to minimise potential claims.
Other legal actions and regulatory matters
Santander UK engages in discussion, and
co-operates,
with the FCA, PRA, CMA and other regulators and government agencies in various jurisdictions in their supervision and review of Santander UK including reviews exercised under statutory powers, regarding its interaction with past and present customers, both as part of general thematic work and in relation to specific products, services and activities. During the ordinary course of business, Santander UK is also subject to complaints and threatened legal proceedings brought by or on behalf of current or former employees, customers, investors or other third parties, in addition to legal and regulatory reviews, challenges and tax or enforcement investigations or proceedings in various jurisdictions. All such matters are assessed periodically to determine the likelihood of Santander UK incurring a liability.
In those instances where it is concluded that it is not yet probable that a quantifiable payment will be made, for example because the facts are unclear or further time is required to fully assess the merits of the case or to reasonably quantify the expected payment, no provision is made. In addition, where it is not currently practicable to estimate the possible financial effect of these matters, no provision is made.
Payment Protection Insurance
In relation to a specific PPI portfolio of complaints, a legal dispute regarding allocation of liability is ongoing and remains in its early stages. The dispute relates to the liability for PPI mis-selling
complaints relating to
pre-2005
PPI policies underwritten by Financial Insurance Company Ltd (FICL) and Financial Assurance Company Ltd (FACL) and involves two Santander UK plc subsidiaries, Santander Cards UK Limited and Santander Insurance Services Limited (the Santander Entities). During the relevant period, FICL and FACL were owned by Genworth Financial International Holdings, Inc. In July 2015 AXA S.A. (AXA) acquired FICL and FACL from Genworth. In July 2017, Santander UK plc notified AXA that the Santander Entities did not accept liability for losses on PPI policies relating to this period. Santander UK plc entered into a Complaints Handling Agreement (CHA) with FICL and FACL pursuant to which it agreed to handle complaints on their behalf, and FICL and FACL agreed to pay redress assessed to be due to relevant policyholders on a without prejudice basis.
A related dispute between AXA and (1) Genworth Financial International Holdings, Inc. and (2) Genworth Financial, Inc. (Genworth) concerning, inter alia, the proper construction of an alleged obligation to make payment on demand of a sum equal to 90% of all applicable PPI mis-selling
losses (the Construction Issue) in a sale and purchase agreement dated 17 September 2015 (SPA) was determined by the High Court (Court) in December 2019. The Santander Entities were joined as third parties in connection with an application for declaratory relief by Genworth. This application related to Genworth’s assertion that upon any payment to AXA under the SPA, Genworth would have rights of subrogation against the Santander Entities (the Subrogation Issue). The Court found against Genworth and in favour of AXA on the Construction Issue, and against Genworth and in favour of the Santander Entities in relation to the Subrogation Issue. In documents before the Court, AXA’s claim was stated to be £265 million as at the end of 2018, noting further significantly larger sums would be demanded. During the Court hearing in November 2019, AXA noted that it had sought further sums, bringing the outstanding sum of its claim against Genworth to around £350 million at that time, with such figure likely to increase significantly.
Genworth’s application for permission to appeal was refused by the Court. Genworth made an application for permission to appeal to the Court of Appeal on 10 January 2020. The application for permission to appeal has not yet been determined. Most recently in its US SEC filing of 27 February 2020, Genworth noted that AXA had at that date submitted invoices claiming aggregate losses of approximately US$560 million.
More generally, there are ongoing factual issues to be resolved which may have legal consequences including in relation to liability. These issues create uncertainties which mean that it is not currently practicable to reliably predict the resolution of the matter including timing or the significance of the possible impact.
The Regulatory and other provision in Note 27 includes our best estimate of Santander UK’s liability to the specific portfolio. Further information has not been provided on the basis that it would be seriously prejudicial to Santander UK’s interests in connection with the dispute.
In addition, and in relation to PPI more generally, there are legal claims being made by Claims Management Companies challenging the FCA’s industry guidance on the treatment of Plevin /recurring non-disclosure
 assessments. No provision has been made as it is not possible to make a reliable estimate of the possible outflow of economic resource relating to this risk.
German dividend tax arbitrage transactions
In June 2018 the Cologne Criminal Prosecution Office and the German Federal Tax Office commenced an investigation in relation to the historical involvement of Santander UK plc, Santander Financial Services plc and Cater Allen International Limited (all subsidiaries of Santander UK Group Holdings plc) in German dividend tax arbitrage transactions (known as cum/ex transactions). These transactions allegedly exploited a feature of a specific German settlement mechanism through short-selling and complex derivative structuring which resulted in the German government either refunding withholding tax where such tax had not been paid or refunding it more than once. The German authorities are investigating numerous institutions and individuals in connection with alleged transactions and practices which may be found to be illegal under German law.
During 2019 we have continued to cooperate with the German authorities and, with the assistance of external experts, to progress an internal investigation into the matters in question. From Santander UK plc’s perspective the investigation is focused principally on the period 2009-2011 and remains on-going.
There remain factual issues to be resolved which may have legal consequences including potentially material financial penalties. These issues create uncertainties which mean that it is difficult to predict the resolution of the matter including timing or the significance of the possible impact. Any potential losses, claims or expenses suffered or incurred by Santander Financial Services plc in respect of these matters have been fully indemnified by Santander UK plc, as part of the ring-fencing transfer scheme between Santander UK plc, Santander Financial Services plc and Banco Santander SA.
Consumer credit
The Santander UK group’s unsecured lending and other consumer credit business is governed by consumer credit law and related regulations, including the CCA. Claims brought by customers in relation to these requirements, including potential breaches, could result in costs to the Santander UK group where such potential breaches are not found to be de minimis. The CCA includes very detailed and prescriptive requirements for lenders, including in relation to post contractual information.
As described in Note 27, other provisions include an amount of £68m arising from a systems-related historical issue identified by Santander UK, relating to compliance with certain requirements of the CCA. This provision has been based on detailed reviews of relevant systems related to consumer credit business operations, supported by external legal and regulatory advice. Reviews of systems, commercial agreements and the legal and regulatory position are ongoing, such that the potential for additional remedial action is still being determined. The Regulatory and other provision in Note 27 includes our best estimate of Santander UK’s liability for the specific issue. The actual cost of customer compensation could differ from the amount provided. It is not currently practicable to provide an estimate of the risk and amount of any further financial impact.
Taxation
The Santander UK group engages in discussion, and
co-operates,
with HM Revenue & Customs (HMRC) in their oversight of the Santander UK group’s tax matters. The Santander UK group adopted the UK’s Code of Practice on Taxation for Banks in 2010.
Certain leases in which the Santander UK group is or was the lessor are currently under review by HMRC in connection with claims for tax allowances. Under the terms of the lease agreements, the Santander UK group is fully indemnified in all material respects by the respective lessees for any liability arising from the disallowance of tax allowances plus accrued interest, which could be up to £146m. Whilst legal opinions have been obtained to support the Santander UK group’s position, the matter remains uncertain pending formal resolution with HMRC and any subsequent litigation. It is anticipated that the matters will move to formal litigation in 2020 as required under the terms of the leases.
Other
On 2 November 2015, Visa Europe Ltd agreed to sell 100% of its share capital to Visa Inc. The deal closed on 21 June 2016. As a member and shareholder of Visa Europe Ltd, Santander UK received upfront consideration made up of cash and convertible preferred stock. Conversion of the preferred stock into Class A Common Stock of Visa Inc. depends on the outcome of litigation against Visa involving UK & Ireland (UK&I) multilateral interchange fees (MIFs). Santander UK and certain other UK&I banks have agreed to indemnify Visa Inc. in the event that the preferred stock is insufficient to meet the costs of this litigation. Visa Inc. has recourse to this indemnity once more than €1bn of losses relating to UK&I MIFs have arisen or once the total value of the preferred stock issued to UK&I banks on closing has been reduced to nil. In valuing the preferred stock, Santander UK makes adjustments for illiquidity and the potential for changes in conversion. Visa Inc. may have recourse to a general indemnity in place under Visa Europe Operating Regulations for damages not satisfied through the above mechanism.
As part of the sale of subsidiaries, businesses and other entities, and as is normal in such circumstances, Santander UK has given warranties and indemnities to the purchasers.
Obligations under stock borrowing and lending agreements
Obligations under stock borrowing and lending agreements represent contractual commitments to return stock borrowed. These obligations are offset by a contractual right to receive stock under other contractual agreements. See Note 34.
Other
off-balance
sheet commitments
The Santander UK group has commitments to lend at fixed interest rates which expose us to interest rate risk. For more, see the Risk review.

Operating lease commitments
The table below shows the rental commitments under
non-cancellable
operating leases at 31 December 2018. Following the application of IFRS 16 at 1 January 2019, Santander UK now recognises a lease liability on the balance sheet to represent its obligation to make lease payments. For more information, including a reconciliation of operating lease commitments at 31 December 2018 to lease liabilities recognised at 1 January 2019, see Note 1.

Group
Rental commitments under non-cancellable operating leases	2018 £m
Not later than one year	72
Later than one year and not later than five years	114
Later than five years	60

246

The majority of leases are subject to a third party outsourcing contract which expires in December 2020 and the remainder are held directly by the Santander UK group with third party landlords. Where leases subject to the outsourcing contract expire on or after the expiry of the outsourcing contract in December 2020 and occupation is still required, negotiations will be held directly with the landlords of these properties, to agree renewal terms. Negotiations will be in accordance with a conventional landlord and tenant negotiation on lease expiry, subject to a lease renewal being available from the external landlords. Where a freehold interest in the property is held by the outsourcing company, a notice has been served under the contract confirming the properties where a new lease is required post-2020. The terms for the leases of these properties will also be negotiated during 2020. In 2018, rental expense amounted to £61m (2017: £61m), including minimum rentals of £63m (2017: £61m), offset by sub-lease
rental income of £2m (2017: £nil). There was no contingent rent expense included in this amount.